Exhibit 32.1

                                  CERTIFICATION


         I, James C. Mavel, the Chairman, Chief Executive Officer and President of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2004 fully complies with the requirements of
         Section 13(a) of the Securities Exchange Act of 1934; and

         (ii)  the  information   contained  in  such  Quarterly  Report  fairly
         presents, in all material respects, the financial condition and results of operations of the Company.



Date       November 12, 2004              By:  /s/   James C. Mavel
    ------------------------                   --------------------------
                                               James C. Mavel
                                               Chairman, Chief Executive
                                               Officer and President